Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of February 3, 2023 (this “Amendment”), among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and each Lender party hereto (each, a “Lender” and collectively, the “Lenders”) (such Lenders, collectively constituting all Lenders).

PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Credit Agreement, dated as of January 29, 2021, among the Borrower, the Administrative Agent and the lenders party thereto from time to time (as amended by Amendment No. 1 to Credit Agreement, dated as of March 7, 2022, Amendment No. 2 to Credit Agreement, dated as of April 29, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended pursuant hereto, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and each Lender agree to, among other items, amend Section 2.06 (Termination or Reduction of L/C Commitments) to permit the Borrower to terminate L/C Commitments without a prepayment premium;

WHEREAS, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, each of the Administrative Agent, the Lenders and the Borrower have agreed to amend certain terms of the Existing Credit Agreement as set forth in Section 2 hereof, including (i) the automatic reduction of L/C Commitments by at least $56,650,000 prior to the date that is thirty (30) days after the Third Amendment Effective Date (as defined below) and (ii) the shortening of the Maturity Date to December 31, 2023;

WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party;

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Loan Document” (as defined in the Existing Credit Agreement and the Credit Agreement).

2. Amendments to Credit Agreement. Pursuant to and in accordance with
Section 10.01 of the Existing Credit Agreement, effective as of the Third Amendment Effective Time (as defined below), each of the parties hereto agree that the Existing Credit Agreement shall be amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetic order in Section 1.01:
“Amendment No. 3 to Credit Agreement” means that certain Amendment No. 3, dated as of the Amendment No. 3 Effective Date, by and among the Loan Parties, the Administrative Agent and the Lenders party thereto.

“Amendment No. 3 Effective Date” means February 3, 2023, the date on which the conditions precedent to the effectiveness of Amendment No. 3 were satisfied.

“Amendment No. 3 Reduction Amount” has the meaning specified in Section 2.06(b)(iv).

(b) The definition of “Applicable Premium” in Section 1.01 (Defined Terms) of the Credit Agreement shall be stricken in its entirety.

(c) The definition of “L/C Commitment Redemption Price Premium” in Section 1.01 (Defined Terms) of the Credit Agreement shall be stricken in its entirety.

(d) The definition of “Letter of Credit Expiration Date” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

“Letter of Credit Expiration Date” means December ~~23~~22, ~~2024~~ 2023 (or such later date referred to in Section 2.03(a)(ii)(B)).

(e) The definition of “Maturity Date” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

“Maturity Date” means December 31, ~~2024~~ 2023 (and, with respect to a Refinancing Facility, the date on which such Refinancing Facility shall become due and payable in full hereunder, as specified in the applicable amendment hereto); provided, however, that, if such date is not a Business Day, the Maturity Date shall be the preceding Business Day.

(f) The definition of “Redemption Price Premium” in Section 1.01 (Defined Terms) of the Credit Agreement shall be stricken in its entirety.

(g) The definition of “Treasury Rate” in Section 1.01 (Defined Terms) of the Credit Agreement shall be stricken in its entirety.

(h) Section 2.05(a) (Voluntary Prepayments) of the Credit Agreement shall be amended by deleting the stricken text below to read in its entirety as follows:

The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay L/C Borrowings in whole or in part, ~~subject to Section 2.05(d)~~, without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m., New York City time (or such other later time which is acceptable to the Administrative Agent), (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked, in each case, with the requirements of Section 3.05 to apply to any failure of the contingency to occur and any such extension or revocation. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Loans pursuant to this Section 2.05(a) shall be applied to the Type(s) of Loan(s) in the manner as the Borrower shall direct, and each prepayment of Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

(i) Section 2.05 (Prepayments) of the Credit Agreement shall further amended by inserting a new clause (iii) to the subsection (b) to read in its entirety as follows:
(iii) If on the date of any reduction to the L/C Commitments pursuant to Section 2.06(b)(iv) (including as a result of any L/C Commitment reductions pursuant to Section 2.06(b)(ii) or the reduction to the aggregate amount available to be drawn under all outstanding Letters of Credit pursuant to Section 2.06(b)(v), in each case, on such date), if there are no L/C Commitments then in effect and no Letters of Credit Outstanding, the Borrower shall make (or cause to be made) a prepayment to be applied pro rata to outstanding L/C Borrowings on or before such date in an amount equal to any portion of the Amendment No. 3 Reduction Amount not otherwise applied as an L/C Commitment reduction pursuant to Section 2.06(b)(iv) or reduction of Letters of Credit pursuant to Section 2.06(b)(v).

(j) Section 2.05 (Prepayments) of the Credit Agreement shall further be amended by inserting existing clause (b)(iii) as a new clause (b)(iv).

(k) Section 2.06(a) (Optional) of the Credit Agreement shall be amended by deleting the stricken text below to read in its entirety as follows:

The Borrower may, upon notice to the Administrative Agent, terminate the L/C Commitments, or from time to time permanently reduce the L/C Commitments in whole or in part, ~~subject to Section 2.06(d)~~, without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three Business Days prior to the date of termination or reduction, (ii) any such partial reduction with respect to the L/C Commitments shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the Borrower shall not terminate or reduce the L/C Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total L/C Commitment Outstandings under the L/C Facility would exceed the L/C Commitments under the L/C Facility. The Administrative Agent will promptly notify the L/C Lenders of any such notice of the foregoing, and any such notice may be contingent upon the consummation of a refinancing and such notice may otherwise be extended or revoked.

(l) Section 2.06 (Termination or Reduction of L/C Commitments) of the Credit Agreement shall be amended by inserting a new clause (iv), clause (v) and clause (vi) to the subsection (b) to read in its entirety as follows:

(iv) Amendment No. 3 Reduction. As soon as possible (and not to exceed thirty (30) days after the Amendment No. 3 Effective Date), the Borrower shall, upon written notice to the Administrative Agent, terminate the L/C Commitments, in an amount equal to or in excess of the greater of (x) $56,650,000 and (y) the minimum amount that when added to the applicable Renewable Commitment Reduction Date Amount for the Renewable Commitment Reduction Date on December 30, 2022 equals $65,000,000 (the “Amendment No. 3 Reduction Amount”); provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York City time, three Business Days prior to the date of termination or reduction. The Administrative Agent will promptly notify the L/C Commitment Lenders of any such notice of the foregoing. If on the date that is thirty (30) days after the Amendment No. 3 Effective Date, such reduction has not been made pursuant to this clause (iv), the L/C Commitments automatically shall be reduced in an amount equal to the Amendment No. 3 Reduction Amount.

(v) Amendment No. 3 Reduction Amount Payments. If on the date of any reduction to the L/C Commitments pursuant to clause (iv) above, the Amendment No. 3 Reduction Amount exceeds the unused L/C Commitments on such date, then, on such date, the Borrower shall cause the reduction of the aggregate amount available to be drawn under all outstanding Letters of Credit such that the Total L/C Commitment Outstandings shall not exceed the aggregate L/C Commitments.

(vi) Surety Transaction Support Agreement Reduction. Following the return of any Letters of Credit in connection with any termination, amendment, modification, or replacement of the Surety Transaction Support Agreement, the L/C Commitments shall automatically be reduced by an amount equal to the face value of such returned Letters of Credit.

(m) Clause (d) of Section 2.06 (Termination or Reduction of L/C Commitments) of the Credit Agreement shall be amended and restated in its entirety as follows:
(d) [Reserved]

(n) Section 2.21(a)(i) (Closing Date Offer) of the Credit Agreement is hereby amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

Within 15 calendar days of the Closing Date, the Borrower shall make an Open Market Purchase offer to the Lenders in an aggregate amount equal to $3,125,000 of principal amount of L/C Borrowings and L/C Commitments at a discounted price of 80% of par, plus accrued interest, commitment fees and letter of credit fees, if any, to, but not including, the date of purchase or exercise. If the Lenders elect to exercise such Open Market Purchase with respect to an aggregate principal amount of L/C Borrowings and L/C Commitments in excess of $3,125,000, such Open Market Purchases will be effectuated on a pro rata basis. ~~For the avoidance of doubt, no Applicable Premium will be payable with respect to the exercise of the offer pursuant to this clause (a)~~.

(o) Section 2.21(b)(i) (Priority Debt Repurchase Triggered Offers) of the Credit Agreement is hereby amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(i) Priority Debt Repurchase Triggered Offers. If for any fiscal quarter of the Borrower ending on or before September 30, ~~2024~~ 2023 (“Debt Repurchase Quarterly Period”),the Borrower or its Restricted Subsidiaries make any open-market repurchases of Priority Lien Debt (which term, for the avoidance of doubt, would not include any 2022 Notes outstanding after the Closing Date) pursuant to Section 7.06(o), the Borrower must, within 30 days of the end of such Debt Repurchase Quarterly Period, make an Open Market Purchase Offer for an aggregate principal amount or commitment amount, as applicable, on a pro rata basis, of (i) 2024 Notes and

(p) Clause (a) of Section 4.01 (Conditions Precedent) of the Credit Agreement is hereby amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(A) [reserved], (B) unaudited consolidated financial statements (each of which shall have undergone a SAS 100 review) for each of the first three fiscal quarters of the fiscal year ending December 31, 2020 prepared in accordance with GAAP, (C) an unaudited pro forma consolidated balance sheet and income statement of the Borrower and its Subsidiaries as of September 30, 2020 and for the three-quarter period then ended, giving effect to the effectiveness of the Transaction and the other transactions contemplated hereby as if the effectiveness of the Transaction and the other transactions contemplated hereby had occurred as of such date (in the case of the balance sheet) or at the beginning of such period (in the case of the income statements), in the case of each of clauses (B) through (C), meeting the requirements of Regulation S-X under the Securities Act of 1933 (as amended) and (D) financial projections (including the assumption on which such projections are based) for fiscal years 2021 through ~~2024~~ 2023;

(q) Section 8.01(b) (Specific Covenants) of the Credit Agreement is hereby amended by inserting the text underlined below to read in its entirety as follows:

Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 2.06(b)(v), 6.01(a), 6.01(b), 6.02(b), 6.03(a), 6.05, 6.11, 6.18(a) or Article VII; or

(r) Section 8.01(m) (Surety Transaction Support Agreement) of the Credit Agreement is hereby amended by inserting the text underlined below to read in its entirety as follows:

Surety Transaction Support Agreement. (i) Any termination of the Surety Transaction Support Agreement by any Surety (as defined therein) signatory thereto; provided that such termination or terminations result in the Borrower or any of its Subsidiaries making payments or delivering collateral to such sureties beyond the collateral that such sureties are entitled to as of the Closing Date, and such payments or additional collateral are in excess of a fair market value (or face value with respect to delivered letters of credit or guarantees) of $50,000,000 in the aggregate; or (ii) the Surety Transaction Support Agreement is amended, supplemented or otherwise modified in a manner materially adverse to the Borrower or any of its Subsidiaries; provided that, notwithstanding clauses (i) and (ii) of this clause (m), it shall not be a Default or Event of Default under this Agreement or any Loan Document to the extent the Surety Transaction Support Agreement is terminated, amended, modified or replaced and, (x) in connection therewith, all Letters of Credit issued under this Agreement in favor of such sureties are returned undrawn within 10 Business Days after such termination, amendment, modification or replacement and (y) such documentation effectuating the termination, amendment, modification or replacement of the Surety Transaction Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent (provided that, if the Administrative Agent does not affirmatively object to such documentation in writing within 5 days after such documentation is sent to the Administrative Agent, the Administrative Agent shall be deemed to have consented to the form and substance of such documentation hereunder); or

(s) The proviso at the end of Section 8.02 (Remedies Upon Events of Default) of the Credit Agreement is hereby amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

Exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Debtor Relief Laws of the United States or any other Event of Default under Section 8.01(f) or (g) hereof, the obligation of each Lender to make Loans and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, (i) the unpaid principal amount of all outstanding Loans, including L/C Borrowings~~,~~ and (ii) all interest ~~and (iii) all amounts to be paid under Section 2.05(d)(ii) and Section 2.06(d)(ii)~~ shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

3. Conditions Precedent. The amendments herein shall become effective on the date (the “Third Amendment Effective Date”) and at the time (the “Third Amendment Effective Time”) on and at which the following conditions precedents are satisfied or waived in accordance with such section:

(a) The Administrative Agent’s receipt of the following:

(i) executed counterparts of this Amendment from each of the

Borrower, the other Reaffirming Parties, the Lenders and the Administrative Agent;

(ii) such certificates or resolutions of the Borrower, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of the Borrower;

(iii) the executed opinion of Jones Day, counsel to the Borrower addressed to the Administrative Agent and each Lender under the Credit Agreement, and which shall be reasonably satisfactory to the Administrative Agent;

(iv) a certificate signed by a Responsible Officer of the Borrower setting forth the amount of Investments made pursuant to Section 7.02(n) of the Credit Agreement during the six-month period ending on December 30, 2022; and

(v) a certificate signed by a Responsible Officer of the Borrower certifying that the representations and warranties set out in Sections 4(a) and (b) are true and correct;

(b) to the extent invoiced at least two Business Days prior to the Third
Amendment Effective Date, the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders signatory hereto (including the reasonable and documented fees and expenses of any counsel to the Administrative Agent and/or a consenting Lender, plus such additional amounts of such reasonable and documented fees and expenses as shall constitute such party’s reasonable estimate of such fees and expenses incurred or to be incurred by it through the closing proceedings); and

(c) each of the representations and warranties made by the Borrower in
Section 4 hereof shall be true and correct.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

4. Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party and Gibraltar Holdings, as follows:

(a) no Default or Event of Default shall exist, or would result immediately, from transactions contemplated hereby on the Third Amendment Effective Date;

(b) the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each Loan Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; and

(c) the execution, delivery and performance by each Loan Party and Gibraltar Holdings of this Amendment and the consummation of the transactions contemplated hereby (a) have been duly authorized by all necessary corporate or other organizational action, (b) do not and will not (i) contravene the terms of any of such Person’s Organizational Documents; (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (except for any Liens that may arise under the Loan Documents) under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (C) any arbitral award to which such Person or its property is subject; or (iii) violate any Law binding on such Person;

(d) this Amendment has been duly executed and delivered on behalf of each Loan Party and Gibraltar Holdings;

(e) this Amendment constitutes a legal, valid and binding obligation of each Loan Party and Gibraltar Holdings enforceable against each Loan Party and Gibraltar Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing; and

(f) as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.01 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Documents pursuant to which such Liens were granted.

5. Reaffirmation.

(a) To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b) In furtherance of the foregoing clause (a), each Reaffirming Party that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document, hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

6. Miscellaneous Provisions.

(a) Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.04, 10.14 and 10.15 of the Existing Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(b) Severability. Section 10.12 of the Existing Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(c) Full Force and Effect. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. The Borrower acknowledges and agrees that this Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein.

(d) Counterparts; Electronic Execution; Headings. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment.

(e) Third Party Beneficiary. The Collateral Trustee shall be an express third-party beneficiary of this Amendment.

(f) Amendment, Modification and Waiver. This Amendment may not be amended, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers, all as of the day and year first written above.
PEABODY ENERGY CORPORATION, as Borrower

By: /s/ Brian Cropper
Name: Brian Cropper
Title: Vice President and Treasurer

9 EAST SHIPPING US (f/k/a COALSALES II, LLC)
AMERICAN LAND DEVELOPMENT, LLC AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC. CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
KAYENTA MOBILE HOME PARK, INC. KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC PEABODY COLORADO SERVICES, LLC PEABODY COULTERVILLE MINING, LLC PEABODY DEVELOPMENT COMPANY, LLC PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC PEABODY GATEWAY NORTH MINING, LLC PEABODY GATEWAY SERVICES, LLC PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC PEABODY IC FUNDING CORP.

PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL HOLDINGS, LLC PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY PEABODY NEW MEXICO SERVICES, LLC PEABODY OPERATIONS HOLDING, LLC PEABODY POWDER RIVER MINING, LLC PEABODY POWDER RIVER OPERATIONS, LLC PEABODY POWDER RIVER SERVICES, LLC PEABODY ROCKY MOUNTAIN MANAGEMENT
SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC PEABODY SERVICES HOLDINGS, LLC PEABODY TWENTYMILE MINING, LLC PEABODY VENEZUELA COAL CORP. PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC PEABODY WILD BOAR SERVICES, LLC PEABODY WILLIAMS FORK MINING, LLC PEABODY WYOMING SERVICES, LLC PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK HOLDINGS, LLC
SAGE CREEK LAND & RESERVES, LLC SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION TWENTYMILE COAL, LLC
UNITED MINERALS COMPANY, LLC

By: /s/ Eric R. Waller
Name: Eric R. Waller
Title: Secretary

PEABODY INVESTMENTS CORP.

By: /s/ Brian Cropper
Name: Brian Cropper
Title: Vice President & Treasurer
BIG SKY COAL COMPANY
NGS ACQUISITION CORP., LLC PEABODY SAGE CREEK MINING, LLC PEABODY SOUTHEAST MINING, LLC PEABODY WESTERN COAL COMPANY R3 RENEWABLES HOLDING, LLC

By: /s/ Christopher W. Wittenauer
Name: Christopher W. Wittenauer
Title: Secretary

SENECA COAL COMPANY, LLC

By: /s/ Eric R. Waller
Name: Eric R. Waller
Title: Secretary

PEABODY GLOBAL HOLDINGS, LLC

By: /s/ Eric R. Waller
Name: Eric R. Waller
Title: Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Lance Buxkemper
Name: Lance Buxkemper
Title: Executive Director

LENDERS:
Bank of Montreal, Chicago Branch, as a Lender
By: /s/ Grace Chan
Name: Grace Chan
Title: Vice President, Corporate Banking

Credit Suisse AG, Cayman Islands Branch, as a Lender
By: /s/ Gianni Russello
Name: Gianni Russello
Title: Authorized Signatory

By: /s/ Johannes Werner
Name: Johannes Werner
Title: Authorized Signatory

LENDERS:
Deutsche Bank AG New York Branch, as a Lender
By: /s/ Phillip Tancorra
Name: Phillip Tancorra
Title: Vice President

By: /s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate

LENDERS:

GOLDMAN SACHS BANK USA, as a Lender and L/C Issuer
By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

LENDERS:
JPMorgan Chase Bank, N.A., as a Lender
By: /s/ Lance Buxkemper
Name: Lance Buxkemper
Title: Executive Director

LENDERS:
Regions Bank, as a Lender
By: /s/ Robert Korte
Name: Robert Korte
Title: SVP

LENDERS:
Commerce Bank, as a Lender
By: /s/ Heather N. Cummings
Name: Heather N. Cummings
Title: Senior Vice President